                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                                August 2, 2000
               -----------------------------------------------
               Date of Report (Date of Earliest Event Reported)



                        AMERICAN REALTY INVESTORS, INC.
          -----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        Nevada                        1-15663                  75-2847135
-------------------------------------------------------------------------------
(State of Incorporation)            (Commission               (IRS Employer
                                     File No.)             Identification No.)



10670 North Central Expressway, Suite 300, Dallas, TX             75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ---------------


                                Not Applicable
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------

On August 2, 2000, American Realty Trust, Inc. ("ART") and National Realty, L.P. ("NRLP") reorganized and combined under ownership of a new company. As a result of this transaction, ART and NRLP became subsidiaries of American Realty Investors, Inc. ("ARI"). ARI distributed shares of ARI common stock to the current shareholders of ART and the unitholders of NRLP (other than ART). Each outstanding share of ART common stock was converted into .91 shares of ARI common stock and each outstanding share of ART preferred stock was converted into one share of ARI preferred stock with similar rights and privileges. Each outstanding unit of NRLP (other than those owned by ART or its subsidiaries) were converted into one share of ARI common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)  Proforma financial information:

The following unaudited proforma combined financial information of ARI represents the historical consolidated balance sheets and statements of operations of ART and NRLP after giving effect to the business combination. The unaudited proforma combined balance sheet data at June 30, 2000 gives effect to the business combination as if it had occurred on June 30, 2000. The unaudited proforma combined statements of operations for the six months ended June 30, 2000 and the fiscal year ended December 31, 1999 gives effect to the business combination as if it had occurred in January 1, 1999. These statements have been prepared on the basis of accounting as a business combination and are based on the assumption set forth in the notes thereto.

                        AMERICAN REALTY INVESTORS, INC.

                              UNAUDITED PROFORMA
                            COMBINED BALANCE SHEET

                                 June 30, 2000

                                                        Historical          Proforma
                                                        ----------
                                                        ART (A)         Adjustments         ARI
                                                        -----------     --------------    ---------
                                                          (dollars in thousands, except per share)
              Asset
              -----

Notes and interest receivable.............            $    34,530       $    14,004  (B)    $  34,530
                                                                            (14,004) (C)

Less - allowance for estimated losses.....                 (2,577)                             (2,577)
                                                      -----------       -----------         ---------
                                                           31,953                --            31,953

Real estate held for sale.................                312,495                             312,495

Real estate held for investment, net of
  accumulated depreciation................                438,698         { (67,543) (D) }    372,155
                                                                          {   1,000  (E) }
Pizza parlor equipment, net of
  accumulated depreciation................                  7,033                               7,033

Marketable equity securities, at market
  value...................................                    847                                 847
Investment in equity investees............                 41,976                              41,976
Intangibles, net of accumulated
  amortization............................                 14,074                              14,074
Cash and cash equivalents.................                  2,732                               2,732
Other assets..............................                 50,873                              50,873
                                                      -----------       -----------         ---------
                                                      $   900,681       $   (66,543)        $ 834,138
                                                      ===========      ============         =========

                         AMERICAN REALTY INVESTORS, INC.
                              UNAUDITED PROFORMA
                       COMBINED BALANCE SHEET - Continued

                                  June 30, 2000


                                                              Historical        Proforma
                                                               ART (A)         Adjustments            ARI
                                                             ------------      -----------        -----------
                                                                 (dollars in thousands, except per share)
Liabilities and Stockholders'/Unitholders' Equity
-------------------------------------------------

Liabilities
   Notes and interest payable.............................   $    692,972      $   (14,004) (C)   $   678,968
   Margin borrowings......................................         33,678                              33,678
   Other liabilities......................................         25,719            1,000  (E)        26,719
                                                             ------------      -----------        -----------
                                                                  752,369          (13,004)           739,365

Minority interest.........................................        109,950          (80,535) (D)        29,415

Stockholders'/Unitholders' Equity

ART/ARI
Preferred Stock
   Series F; 2,600,000 shares outstanding (liquidation
     preference ($26,000).................................          4,600                               4,600
   Series I; 50,000 outstanding (liquidation
     preference ($500)....................................            100                                 100

Common Stock $.01 par value, issued 13,496,348 shares,
   historical 15,101,630 shares proforma..................            115               17  (D)           132
Paid in capital...........................................         85,508           26,979  (D)       112,487
Accumulated (deficit).....................................        (51,953)                            (51,953)

Treasury stock 827,800 shares historical; 753,298 shares
   proforma, at cost......................................             (8)                                 (8)

NRLP
   General partner........................................             --        {  14,004  (B) }          --
                                                                                 { (14,004) (D) }
Limited partners; 6,321,524 units
   outstanding............................................             --                                  --
                                                             ------------      -----------        -----------
                                                                   38,362           26,996             65,358
                                                             ------------      -----------        -----------

                                                             $    900,681      $   (66,543)       $   834,138
                                                             ============      ===========        ===========

                          NOTES TO UNAUDITED PROFORMA

                            COMBINED BALANCE SHEET

                                 June 30, 2000

Note A. As of December 31, 1998 and 1999, ART's financial statements included the consolidation of NRLP. The assets, liabilities and equity accounts of NRLP are included in ART's historical consolidated balance sheet at June 30, 2000. The combination of ART and NRLP into ARI has been accounted for as purchase accounting.

Note B. To record note receivable and accrued interest from NMC for its general partner capital contribution to NRLP.

Note C. To eliminate NMC note payable and NRLP note receivable for NMC general partner capital contribution.

Note D. To record the purchase by ART of the minority interest in NRLP at its estimated fair market value. Estimate fair value of 2,732,354 units at $9.88 (the closing price of NRLP units on August 2, 2000).

Note E.        To record estimated closing costs.

                        AMERICAN REALTY INVESTORS, INC.

                              UNAUDITED PROFORMA
                       COMBINED STATEMENT OF OPERATIONS

                    For the Six Months Ended June 30, 2000

                                            Historical          Proforma
                                              ART (A)          Adjustments              ARI
                                           ------------       -------------        ------------
                                                 (dollars in thousands, except per share)
Property operations
  Rents.................................   $     70,503                            $     70,503
  Property operations...................         46,675                                  46,675
                                           ------------                            ------------
    Operating income....................         23,828                                  23,828

Land operations
  Sales.................................         18,953                                  18,953
  Cost of sales.........................         15,442                                  15,442
                                           ------------                            ------------
    Gain on land sales..................          3,511                                   3,511

Pizza parlor operations
  Sales.................................         16,264                                  16,264
  Cost of sales.........................         13,340                                  13,340
                                           ------------                            ------------
    Gross margin........................          2,924                                   2,924

Income from operations..................         30,263                                  30,263

Other income
  Interest income.......................          3,012                                   3,012
  Equity in income of investees.........            296                                     296
  Gain on sale of real estate...........         48,232                                  48,232
  Other.................................           (187)                                   (187)
                                           ------------                            ------------
                                                 51,353                                  51,353

Other expenses
  Interest..............................         40,573       $      (1,274) (E)         39,299
  Depreciation and amortization.........          8,908              (1,689) (F)          7,219
  General and administrative............          8,832              (1,883) (C)          6,949
  Advisory fee to affiliate.............          2,624                 254  (D)          2,878
  Minority interest.....................         27,266             (26,786) (B)            480
                                           ------------       -------------        ------------
                                                 88,203             (31,378)             56,825

Net (loss)..............................         (6,587)             31,378              24,791
Preferred dividend requirement..........         (1,071)                                 (1,071)
                                           ------------       -------------        ------------
                                                 (7,658)             31,378              23,720

Earnings per share
  Net (loss)............................   $       (.71)                           $       1.81
                                           ============                            ============

Weighted average common shares used in
computing earnings per share............     10,738,003                              13,075,268
                                           ============                            ============

         NOTES TO UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS

                    For the Six Months Ended June 30, 1999
                             (dollars in thousands)



Note A. As of December 31, 1998 and 1999, ART's financial statements included the consolidation of NRLP. The revenues and expenses of NRLP are included in ART's historical consolidated statement of operations for the six months ended June 30, 2000. The combination of ART and NRLP into ARI has been accounted for as purchase accounting.

Note B. To eliminate NRLP minority interest included in ART's historical statement of operations.

Note C. To eliminate BCM costs reimbursements permitted by NRLP's partnership agreement but identified as costs of the advisor in ART's advisory agreement with BCM.

Note D. To charge the .75% per annum advisory fee on NRLP's assets at June 30, 2000, for which a charge had not previously been made.

Note E. To eliminate ART's interest expense relating to NMC's general partner capital contribution note. Interest income is not recognized by NRLP.

Note E. To adjust depreciation for excess fair value of minority interest in NRLP acquired over carrying value of NRLP assets acquired. Estimated average remaining useful life of 20 years.

                        AMERICAN REALTY INVESTORS, INC.

                              UNAUDITED PROFORMA
                       COMBINED STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1999

                                          Historical          Proforma
                                          ----------
                                            ART (A)          Adjustments             ARI
                                          ----------      -----------------      -----------
                                              (dollars in thousands, except per share)
Property operations
  Rents................................   $   157,631                            $   157,631
  Property operations..................       106,554                                106,554
                                          -----------                            -----------
    Operating income...................        51,077                                 51,077

Land operations
  Sales................................        69,618                                 69,618
  Cost of sales........................        46,066                                 46,066
                                          -----------                            -----------
    Gain on land sales.................        23,552                                 23,552

Pizza parlor operations
  Sales................................        30,781                                 30,781
  Cost of sales........................        26,278                                 26,278
                                          -----------                            -----------
    Gross margin.......................         4,503                                  4,503

Income from operations.................        79,132                                 79,132

Other income
  Interest income......................         6,414                                  6,414
  Equity in income of investees........        11,847                                 11,847
  Gain on sale of real estate..........       105,708                                105,708
  Other................................          (846)                                  (846)
                                          -----------                            -----------
                                              123,123                                123,123

Other expenses
  Interest.............................        91,736        $  (2,393) (E)           89,343
  Depreciation and amortization........        17,376             (111) (F)           17,265
  General and administrative...........        17,111           (4,728) (C)           12,383
  Litigation settlement................           425                                    425
  Provision for loss...................         3,109                                  3,109
  Advisory fee to affiliate............         5,538              811  (D)            6,349
  Minority interest....................        56,662          (55,678) (B)              984
                                          -----------        ---------           -----------
                                              191,957          (62,099)              129,858

Net (loss).............................        10,298           62,099                72,397
Preferred dividend requirement.........        (2,281)                                (2,281)
                                          -----------        ---------           -----------
                                                8,017           62,099                70,116
Earnings per share
  Net (loss)...........................   $       .75                            $      5.58
                                          ===========                            ===========
Weighted average common shares used in
  computing earnings per share.........    10,759,416                             12,561,073
                                          ===========                            ===========

         NOTES TO UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1999
                            (dollars in thousands)




Note A. To eliminate equity earnings of NRLP included in ART's historical statement of operations.

Note B. To eliminate BCM costs reimbursements permitted by NRLP's partnership agreement but identified as a cost of the advisor in ART's advisory agreement with BCM.

Note C. To charge the .75% per annum advisory fee on NRLP's assets at December 31, 1999, for which a charge had not previously been made.

Note D. To eliminate NRLP interest income and ART interest expense on amounts due to NRLP from ART.

Note E. To eliminate ART's interest expense related to NMC's general partner capital contribution note. Interest income is not recognized by NRLP.

Note F. To adjust depreciation for excess of fair value of minority interest in NRLP acquired over carrying value of NRLP assets acquired. Estimated average remaining useful life of 20 years.

------------------------------------------

(b)  Financial statements of property acquired:

Exhibit
Number                                  Description
-------   ----------------------------------------------------------------------
 99.0 Audited Consolidated Financial Statements of National Realty, L.P. for the year ended December 1999 (incorporated by reference to Item 8. of National Realty, L.P.'s Annual Report on Form 10-K, dated March 28, 2000.

 99.1 Unaudited Consolidated Financial Statements of National Realty, L.P. for the six months ended June 30, 2000 (incorporated by reference to Item 1. of National Realty, L.P.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, dated August 14, 2000).

                                SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            AMERICAN REALTY INVESTORS, INC.



Date:     August 18, 2000                   By:     /s/ Mark W. Branigan
     ------------------------                  --------------------------------
                                               Mark W. Branigan
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)